UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2004

La Quinta Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9110	95-3419438
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

La Quinta Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9109	95-3520818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

(a) Outside Director Deferred Compensation Plan

The Board of Directors and the Compensation Committee of the Board of Directors (the "Compensation Committee") of La Quinta Corporation (the "Company") have approved the La Quinta Corporation Outside Director Deferred Compensation Plan (the "Plan"), effective as of January 1, 2005, pursuant to which non-employee directors of the Company may defer their compensation for board service. The Plan provides that any non-employee director may elect to defer all or a portion of his or her annual cash retainer, board meeting fees, and board committee meeting fees paid by the Company to a deferred stock unit account. Any deferral election must be made prior to the calendar year in which such payments would otherwise be earned and payable. The number of deferred stock units to be credited to a participating director’s account equals the amount of the deferred cash compensation divided by the fair market value (as defined in the Plan) of paired shares on the date the deferred fees would otherwise be scheduled to be paid. Dividend equivalents are earned on deferred stock units based upon the fair market value of a paired share on the dividend payment date. The term "paired shares" means the shares of common stock, par value $0.01 per share, of the Company that are attached to and trade as a single unit with the shares of class B common stock, par value $0.01 per share, of La Quinta Properties, Inc. All deferrals under the Plan are 100% vested at the time of deferral and are maintained in deferred status for each participating director until such director’s termination of services on the Company’s board (subject to an unforeseeable emergency as provided in the Plan). Deferred stock units may be paid only in paired shares.

The above summary description of the Plan is qualified in its entirety by reference to the Plan attached hereto as Exhibit 10.1 and by this reference made a part hereof.

(b) 2004 Annual Bonus Program

The Compensation Committee approved, in January 2004, the La Quinta Corporation 2004 Annual Bonus Program (the "2004 Program"). Selected corporate management employees, including the Company’s senior executives, participated in the 2004 Program as determined by the Compensation Committee. On February 17, 2005, the Compensation Committee approved bonuses under the 2004 Program, subject to completion of the audit of the Company’s financial statements in order to verify achievement of the financial criteria under the 2004 Program. Such bonuses are expected to be paid in cash during the first quarter of 2005.

Each participant in the 2004 Program (a "2004 Participant") was assigned a target annual cash bonus as a percentage of the 2004 Participant’s annual base salary. 2004 Participants could earn their bonuses based on quantitative and qualitative factors as stated in the 2004 Program. The quantitative portion of the bonus was determined by the Company’s achievement of goals set forth in the Company’s annual budget or operations plan, including financial goals such as Inn Operating Contribution, EBITDA and revenue, as well as improvements in guest satisfaction. The Compensation Committee used EBITDA, as adjusted for certain items, in setting financial performance goals and in determining if applicable EBITDA thresholds had been met under the 2004 Program. The qualitative portion of the bonus was determined by the 2004 Participant’s achievement of individual business objectives set at the beginning of 2004, with each objective being given target points based on the importance of the objective.

With the approval of the Compensation Committee, 2004 Participants could earn a "stretch bonus" above their target bonus by exceeding expectations for their planned objectives or overcoming unforeseen or difficult business conditions. Under the 2004 Program, the target bonus payment for the Chief Executive Officer was 100 percent, with the opportunity to earn an additional 100% of base salary as a stretch bonus payment. Other executive officers could receive target bonus payments ranging from 50 percent to 75 percent and stretch bonus payments ranging from 50 to 75 percent of base salary.

The above summary description of the 2004 Program is qualified in its entirety by reference to the 2004 Program attached hereto as Exhibit 10.2 and by this reference made a part hereof.

(c) 2005 Annual Bonus Program

On February 17, 2005, the Compensation Committee approved the La Quinta Corporation 2005 Annual Bonus Program (the "2005 Program"). Selected corporate management employees, including the Company’s senior executives, participate in the 2005 Program as determined by the Compensation Committee.

Each participant in the 2005 Program (a "2005 Participant") has been assigned a target annual cash bonus as a percentage of the 2005 Participant’s annual base salary. 2005 Participants may earn their bonuses based on quantitative and qualitative factors as stated in the 2005 Program. The quantitative portion of the bonus will be determined by the Company’s achievement of goals set forth in the Company’s annual budget or operations plan, including financial goals such as Inn Operating Contribution, EBITDA, revenue or franchise contribution. The Compensation Committee will use EBITDA, as adjusted for certain items, in setting financial performance goals and in determining if applicable EBITDA thresholds have been met under the 2005 Program. The qualitative portion of the bonus will be determined by the 2005 Participant’s achievement of individual business objectives set at the beginning of the year, with each objective being given target points based on the importance of the objective. At the end of 2005, the 2005 Participant’s supervisor will rate the 2005 Participant’s performance in achieving each objective and assign points for achievement. The achieved points will determine the bonus amount eligible to be paid for individual performance.

With the approval of the Compensation Committee, 2005 Participants may earn a "stretch bonus" above their target bonus by exceeding expectations for their planned objectives and exceptional performance, such as overcoming unforeseen or difficult business conditions. In addition, the Compensation Committee may adjust any 2005 Participant’s bonus amount by up to 20 percent of the actual bonus amount otherwise earned, in order to address extraordinary or unusual performance and/or events. Bonuses under the 2005 Program may be awarded with approval of the Compensation Committee. Any such bonuses are expected to be paid in cash during the first quarter of 2006.

Under the 2005 Program, the target bonus payment for the Chief Executive Officer was 100 percent, with the opportunity to earn an additional 100% of base salary as a stretch bonus payment. Other executive officers could receive target bonus payments ranging from 50 percent to 75 percent and stretch bonus payments ranging from 50 to 75 percent of base salary.

The above summary description of the 2005 Program is qualified in its entirety by reference to the 2005 Program attached hereto as Exhibit 10.3 and by this reference made a part hereof.

Item 1.02. Termination of a Material Definitive Agreement.

On February 18, 2005, the Board of Directors of the Company authorized the termination of the La Quinta Corporation Employee Stock Purchase Plan (the "ESPP"), to be effective after the close of the offering period ending February 28, 2005 (the "Final Offering Period"). The ESPP was approved by the Company’s stockholders on December 20, 2001. Eligible employees, as provided in the ESPP, of the Company and certain of its subsidiaries who elected to participate in the ESPP are granted an option on the first day of each offering period to purchase paired shares, provided the participant remains employed on the last day of the offering period. The exercise price is equal to 85% of the fair market value of a paired share (i) on the grant date or (ii) on the last day of the offering period, whichever is lower. The option is exercised and paired shares purchased with funds accumulated through payroll deductions of from 1% to 10% of a participant’s compensation. In accordance with the provisions of the ESPP, any amount remaining in an employee’s account at the end of the Final Offering Period solely for the reason of the inability to purchase a fractional paired share before the end of the Final Offering Period and any other balance remaining at the end of the Final Offering Period will be promptly refunded to the employee.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No. Description
10.1: La Quinta Corporation Outside Director Deferred Compensation Plan

10.2: La Quinta Corporation 2004 Annual Bonus Program

10.3: La Quinta Corporation 2005 Annual Bonus Program

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Quinta Corporation

February 22, 2005	By:	Mark W. Osterberg

Name: Mark W. Osterberg
Title: Vice President and Chief Accounting Officer

La Quinta Properties, Inc.

February 22, 2005	By:	Mark W. Osterberg

Name: Mark W. Osterberg
Title: Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	La Quinta Corporation Outside Director Deferred Compensation Plan
10.2	La Quinta Corporation 2004 Annual Bonus Program
10.3	La Quinta Corporation 2005 Annual Bonus Program